UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 27, 2011

Strategic Storage Trust, Inc.

(Exact name of Company as specified in its charter)

Commission File Number: 000-53644

Maryland	32-0211624
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

111 Corporate Drive, Suite 120, Ladera Ranch, California 92694

(Address of principal executive offices)

(877) 327-3485

(Company’s telephone number)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

EXPLANATORY NOTE:

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Strategic Storage Trust, Inc., a Maryland Corporation (the “Registrant”), hereby amends its Current Report on Form 8-K dated December 27, 2011 and filed with the U.S. Securities and Exchange Commission on January 3, 2012, for the purpose of filing the financial statements and pro forma financial information with respect to the Registrant’s acquisition of twelve self storage facilities from unaffiliated third parties in accordance with Rule 3-14 and Article 11 of Regulation S-X, respectively.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Registrant hereby files the following financial statements and pro forma financial information, respectively.

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors and Stockholders

Strategic Storage Trust, Inc.

Ladera Ranch, California

We have audited the accompanying combined statement of revenue and certain operating expenses (the “Historical Summary”) of the twelve self storage properties located in Georgia and Florida (together, the “Homeland Portfolio”), for the year ended December 31, 2010. The Historical Summary is the responsibility of the Homeland Portfolio’s management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A and in the Registration Statement on Form S-11 of Strategic Storage Trust, Inc.) as described in Note 1 and is not intended to be a complete presentation of the Homeland Portfolio’s revenue and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the combined revenue and certain operating expenses described in Note 1 of the Homeland Portfolio for the year ended December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

/s/ Reznick Group, P.C.

Baltimore, Maryland

February 27, 2012

HOMELAND PORTFOLIO

COMBINED STATEMENTS OF REVENUE AND

CERTAIN OPERATING EXPENSES

	Year Ended December 31, 2010	Period from January 1, 2011 through September 30, 2011 (Unaudited)
REVENUE
Net revenue	$3,779,163	$3,512,355

CERTAIN OPERATING EXPENSES
Property operating expenses	740,795	583,525
Salaries and related expenses	706,900	405,115
Marketing expense	10,416	5,019
Real estate taxes	618,987	497,286
Property insurance	198,603	112,985

Total certain operating expenses	2,275,701	1,603,930

Revenue in excess of certain operating expenses	$1,503,462	$1,908,425

See notes to combined statements of revenue and certain operating expenses.

HOMELAND PORTFOLIO

NOTES TO COMBINED STATEMENTS OF REVENUE

AND CERTAIN OPERATING EXPENSES

Year Ended December 31, 2010 and

Period from January 1, 2011 through September 30, 2011 (Unaudited)

Note 1. Organization and Basis of Presentation

The accompanying combined statements of revenue and certain operating expenses include the revenue and certain operating expenses of twelve self storage properties located in Georgia and Florida (together, the “Homeland Portfolio”), acquired from several unaffiliated entities, that were collectively under common control. Strategic Storage Trust, Inc. (the “Company”) acquired the Homeland Portfolio on December 27, 2011, for consideration of approximately $80 million, plus closing costs and acquisition fees. On the date of acquisition, the Homeland Portfolio contained approximately 7,880 storage units.

The accompanying combined statements of revenue and certain operating expenses were prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for the acquisition of real estate properties. The combined statements of revenue and certain operating expenses are not representative of the actual operations of Homeland Portfolio for the periods presented, because certain operating expenses that may not be comparable to the expenses to be incurred in the proposed future operations of the Homeland Portfolio have been excluded. Expenses excluded generally consist of management fees, interest and debt related costs, depreciation and amortization expense, interest income, income taxes and certain other allocated corporate expenses not directly related to the operations of the Homeland Portfolio. Therefore the combined statements of revenue and certain operating expenses may not be comparable to a statement of operations for the Homeland Portfolio after its acquisition by the Company. Except as noted above, management of the Homeland Portfolio is not aware of any material factors relating to the Homeland Portfolio for the year ended December 31, 2010 or the period January 1, 2011 through September 30, 2011 (unaudited), that would cause the reported combined financial information not to be indicative of future operating results.

Note 2. Summary of Significant Accounting Policies

Basis of Accounting

The combined statements of revenue and certain operating expenses have been prepared using the accrual method of accounting on the basis of presentation described in Note 1. As such, revenue is recorded when earned and expenses are recognized when incurred.

Revenue Recognition

Rental revenue is recognized when due over the lease terms, which are generally month-to-month leases.

HOMELAND PORTFOLIO

NOTES TO COMBINED STATEMENTS OF REVENUE

AND CERTAIN OPERATING EXPENSES

Year Ended December 31, 2010 and

Period from January 1, 2011 through September 30, 2011 (Unaudited)

Property Operations

Certain operating expenses represent the direct expenses of operating the Homeland Portfolio and consist primarily of utilities, real estate taxes, insurance, general and administrative and other operating expenses that are expected to continue in the ongoing operation of the Homeland Portfolio.

Use of Estimates

The preparation of the accompanying combined statements of revenue and certain operating expenses in accordance with accounting principles generally accepted in the United States of America requires management of the Homeland Portfolio to make certain estimates and assumptions that affect the reported amounts of revenue and certain operating expenses during the reporting periods. Actual results could differ from those estimates.

Advertising

Advertising costs are charged to expense as incurred.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Year Ended December 31, 2010 and Period Ended September 30, 2011 (unaudited)

The following unaudited pro forma consolidated balance sheet gives effect to an acquisition of twelve self storage facilities (the “Homeland Portfolio”) purchased from several unaffiliated entities, that were collectively under common control on December 27, 2011 as if it was completed as of September 30, 2011 by Strategic Storage Trust, Inc., a Maryland Corporation (the “Company”). As used herein, “we” and “our” refer to the Company. The following unaudited pro forma consolidated statements of operations are based on the historical consolidated statements of operations of the Company and historical statements of operations of the Homeland Portfolio. The unaudited pro forma consolidated statement of operations for the year ended December 31, 2010 gives effect to this acquisition as if it was completed as of January 1, 2010. The unaudited pro forma consolidated statement of operations for the period ended September 30, 2011 gives effect to this acquisition as if it was completed as of January 1, 2011.

The information included in the “Strategic Storage Trust, Inc. Historical” column of the unaudited pro forma consolidated statement of operations for the year ended December 31, 2010 sets forth the Company’s historical consolidated statement of operations which are derived from the Company’s audited consolidated financial statements included in the Company’s Annual Report on Form 10-K filed with the SEC for the period ended December 31, 2010. The information included in the “Strategic Storage Trust, Inc. Historical” column of the unaudited pro forma consolidated balance sheet as of September 30, 2011 and the unaudited pro forma consolidated statement of operations for the period ended September 30, 2011 sets forth the Company’s historical consolidated balance sheet and consolidated statement of operations which are derived from the Company’s unaudited consolidated financial statements included in the Company’s Quarterly Report on Form 10-Q filed with the SEC for the period ended September 30, 2011.

The unaudited pro forma adjustments are based on available information and certain assumptions that the Company believes are reasonable and factually supportable. These unaudited pro forma financial statements do not purport to represent what the actual financial position or results of operations of the Company would have been assuming such transaction had been completed as set forth above nor does it purport to represent the results of operations of the Company for future periods.

You should read the unaudited pro forma consolidated financial statements set forth below in conjunction with the audited and unaudited consolidated financial statements and related notes of the Company included in the SEC filings discussed above.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of September 30, 2011

	Strategic Storage Trust, Inc. Historical	Completed Facility Acquisition Note (2)		Strategic Storage Trust, Inc. Pro Forma Note (3)
ASSETS
Cash and cash equivalents	$17,575,687	$(1,905,741)	a	$15,669,946
Real estate facilities:
Land	135,379,845	12,188,888	b	147,568,733
Buildings	254,914,772	63,278,371	b	318,193,143
Site improvements	31,705,662	3,072,741	b	34,778,403

	422,000,279	78,540,000		500,540,279
Accumulated depreciation	(13,257,389)	—		(13,257,389)

	408,742,890	78,540,000		487,282,890
Construction in process	2,595,363	—		2,595,363

Real estate facilities, net ($17,137,610 related to VIEs)	411,338,253	78,540,000		489,878,253
Deferred financing costs, net of accumulated amortization	4,338,778	2,946,858	c	7,285,636
Intangible assets, net of accumulated amortization	17,333,833	1,460,000	b	18,793,833
Restricted cash	4,825,177	1,550,000	d	6,375,177
Investments in unconsolidated joint ventures	8,692,175	—		8,692,175
Other assets	3,865,639	57,144	e	3,922,783

Total assets	$467,969,542	$82,648,261		$550,617,803

LIABILITIES AND STOCKHOLDERS’ EQUITY
Secured promissory notes ($10,197,770 related to VIEs)	$243,440,972	$84,629,886	f	$328,070,858
Accounts payable and accrued liabilities	10,419,554	252,820	e	10,672,374
Due to affiliates	1,128,795	—		1,128,795
Distributions payable	1,932,123	—		1,932,123

Total liabilities	256,921,444	84,882,706		341,804,150
Commitments and contingencies:
Redeemable common stock	1,244,168	—		1,244,168
Stockholders’ equity:
Strategic Storage Trust, Inc. stockholders’ equity:
Common stock, $0.001 par value; 700,000,000 shares authorized; 34,060,494 shares issued and outstanding at September 30, 2011	34,061	—		34,061
Additional paid-in capital	277,393,660	—		277,393,660
Distributions	(36,521,255)	—		(36,521,255)
Accumulated deficit	(37,209,253)	(2,234,445)	g	(39,443,698)
Accumulated other comprehensive (loss)	(751,691)	—		(751,691)

Total Strategic Storage Trust, Inc. stockholders’ equity	202,945,522	(2,234,445)		200,711,077

Noncontrolling interest in Operating Partnership	747,462	—		747,462
Other noncontrolling interests	6,110,946	—		6,110,946

Total noncontrolling interests	6,858,408	—		6,858,408

Total stockholders’ equity	209,803,930	(2,234,445)		207,569,485

Total liabilities and stockholders’ equity	$467,969,542	$82,648,261		$550,617,803

See notes to unaudited pro forma consolidated financial statements.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

Year Ended December 31, 2010

	Strategic Storage Trust, Inc. Historical	Completed Facility Acquisition Note (4)	Pro Forma Adjustments Note (5)		Strategic Storage Trust, Inc. Pro Forma
Revenues:
Self storage revenue	$26,161,182	$3,779,163	$—		$29,940,345
Operating expenses:
Property operating expenses	10,114,722	2,275,701	433,554	1	12,823,977
Property operating expenses - affiliates	2,667,357	—	1,026,750	2	3,694,107
General and administrative	2,837,481	—	—		2,837,481
Depreciation	5,002,442	—	2,115,228	3	7,117,670
Intangible amortization expense	8,143,379	—	1,460,000	3	9,603,379
Property acquisition expenses - affiliates	3,206,832	—	2,000,000	4	5,206,832
Other property acquisition expenses	2,036,772	—	427,770	4	2,464,542

Total operating expenses	34,008,985	2,275,701	7,463,302		43,747,988

Operating income (loss)	(7,847,803)	1,503,462	(7,463,302)		(13,807,643)
Other income (expense):
Interest expense	(5,957,460)	—	(3,307,000)	5	(9,264,460)
Deferred financing amortization expense	(314,637)	—	(1,512,502)	6	(1,827,139)
Equity in earnings of real estate ventures	867,178	—	—		867,178
Interest income	26,174	—	—		26,174
Other	(20,467)	—	—		(20,467)

Net income (loss)	(13,247,015)	1,503,462	(12,282,804)		(24,026,357)
Less: Net loss attributable to the noncontrolling interests in our Operating Partnership	9,935	—	45,812	7	55,747
Net loss attributable to other noncontrolling interests	446,265	—	—		446,265

Net income (loss) attributable to Strategic Storage Trust, Inc.	$(12,790,815)	$1,503,462	$(12,236,992)		$(23,524,345)

Net loss per share - basic	$(0.59)				$(0.99)
Net loss per share - diluted	$(0.59)				$(0.99)

Weighted average shares outstanding - basic	21,706,053		2,106,407	8	23,812,460
Weighted average shares outstanding - diluted	21,706,053		2,106,407	8	23,812,460

See notes to unaudited pro forma consolidated financial statements.

STRATEGIC STORAGE TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For The Period Ended September 30, 2011

	Strategic Storage Trust, Inc. Historical	Completed Facility Acquisition Note (4)	Pro Forma Adjustments Note (5)		Strategic Storage Trust, Inc. Pro Forma
Revenues:
Self storage revenue	$21,176,473	$3,512,355	$—		$24,688,828
Operating expenses:
Property operating expenses	8,537,084	1,603,930	289,957	1	10,430,971
Property operating expenses - affiliates	2,384,541	—	809,097	2	3,193,638
General and administrative	1,369,114	—	—		1,369,114
Depreciation	4,063,723	—	1,582,074	3	5,645,797
Intangible amortization expense	6,528,242	—	1,460,000	3	7,988,242
Property acquisition expenses - affiliates	2,343,881	—	2,000,000	4	4,343,881
Other property acquisition expenses	1,330,045	—	234,445	4	1,564,490

Total operating expenses	26,556,630	1,603,930	6,375,573		34,536,133

Operating income (loss)	(5,380,157)	1,908,425	(6,375,573)		(9,847,305)
Other income (expense):
Interest expense	(5,125,168)	—	(2,657,436)	5	(7,782,604)
Deferred financing amortization expense	(461,024)	—	(1,379,595)	6	(1,840,619)
Equity in earnings of real estate ventures	446,710	—	—		446,710
Interest income	809	—	—		809
Other	(222,065)	—	—		(222,065)

Net income (loss)	(10,740,895)	1,908,425	(10,412,604)		(19,245,074)
Less: Net loss attributable to the noncontrolling interests in our Operating Partnership	51,627	—	34,017	7	85,644
Net loss attributable to other noncontrolling interests	224,438	—	—		224,438

Net income (loss) attributable to Strategic Storage Trust, Inc.	$(10,464,830)	$1,908,425	$(10,378,587)		$(18,934,992)

Net loss per share - basic	$(0.36)				$(0.62)
Net loss per share - diluted	$(0.36)				$(0.62)

Weighted average shares outstanding - basic	28,991,912		1,747,035	8	30,738,947
Weighted average shares outstanding - diluted	28,991,912		1,747,035	8	30,738,947

See notes to unaudited pro forma consolidated financial statements.

STRATEGIC STORAGE TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Year Ended December 31, 2010 and Period Ended September 30, 2011

Note 1. Acquisition

On December 27, 2011, the Company closed on the purchase of twelve self storage facilities located in Georgia, and Florida (the “Homeland Portfolio”), acquired from several unaffiliated entities, that were collectively under common control. The consideration provided for the Homeland Portfolio was $80 million plus closing costs and acquisition fees. The Company incurred $2 million in acquisition fees in connection with this acquisition, payable to its advisor.

The Homeland Portfolio consists of facilities built between 2006 and 2009 and, as such, are lease-up properties that had an average physical occupancy upon acquisition of approximately 48%. We believe that as the properties mature, occupancy will increase, providing a significant increase in both revenues and operating income.

In connection with the acquisition of the Homeland Portfolio, the Company entered into a secured credit facility (“Credit Facility”) with KeyBank National Association (the “KeyBank”) with total commitments of $82 million (such facility replaced our previously existing $30 million facility, which had approximately $20 million outstanding), and we borrowed an additional approximately $56.6 million thereunder. Additionally, we borrowed $28 million from KeyBank through a bridge loan (the “Bridge Loan”).

We were required to purchase an interest rate swap with a notional amount of $45 million, such that we pay an effective fixed interest rate of approximately 5.41% on the hedged portion of the Credit Facility. For the remaining amount outstanding on the Credit Facility, we have the option of selecting one of three variable interest rates, which have applicable spreads. Initially, we elected to have a 30-day LIBOR rate apply, which, including the applicable spread, equaled an initial interest rate of approximately 4.79%.

We have the option of selecting one of three variable interest rates for the Bridge Loan. Initially, we elected to have a 30-day LIBOR rate apply, which, including the applicable spread, equaled an initial interest rate of approximately 6.79%.

Note 2. Balance Sheet – Completed Facility Acquisition

The unaudited pro forma consolidated balance sheet of the Company reflects pro forma adjustments related to the acquisition of the Homeland Portfolio and the closing of the Key Bank Credit Facility as if they occurred on September 30, 2011.

Note 3. Balance Sheet – Pro Forma Adjustments

(a)	The Homeland Portfolio was acquired using cash and proceeds from the loans described above at September 30, 2011. This adjustment reflects the use of cash on hand at September 30, 2011.

(b)	Adjustment reflects the purchase price of $80 million allocated to land, building, site improvements and intangible assets. The purchase price allocation is preliminary; therefore the allocation between land, building, site improvements and intangible assets is subject to change.

STRATEGIC STORAGE TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Year Ended December 31, 2010 and Period Ended September 30, 2011

(c)	Adjustment reflects the deferred financing costs related to the KeyBank Credit Facility and Bridge Loan.

(d)	Adjustment reflects the lender interest reserves related to the KeyBank Credit Facility and Bridge Loan.

(e)	Adjustment to other assets primarily reflects prepaid insurance related to the Homeland Portfolio. Adjustment to accounts payable and accrued liabilities reflects unearned rent we became liable for at the time of acquisition.

(f)	Adjustment reflects the KeyBank Credit Facility and Bridge Loan entered in connection with the acquisition of the Homeland Portfolio.

(g)	Adjustment reflects the expensing of acquisition-related transaction costs which are required to be expensed as incurred under GAAP.

Note 4. Statement of Operations – Completed Facility Acquisition

This acquisition was completed on December 27, 2011. Therefore, these historical amounts represent audited results of the Homeland Portfolio for the year ended December 31, 2010 and unaudited results of the Homeland Portfolio the period ended September 30, 2011.

Note 5. Statement of Operations – Pro Forma Adjustments

(1)	Adjustments for the year ended December 31, 2010 and the period ended September 30, 2011 reflect the estimated increased cost of property taxes as compared to the Homeland Portfolio historical results.

(2)	Adjustments for the year ended December 31, 2010 and the period ended September 30, 2011 reflect the additional fees the Company’s advisor is entitled to pursuant to the Company’s advisory agreement and property management agreement as compared to historical amounts. The Company’s advisor is paid an asset management fee of one-twelfth of one-percent of average invested assets, as defined, calculated on a monthly basis. The Company’s property manager is paid a monthly fee of 6% of gross revenues, as defined, received from the Company’s properties.

(3)	Adjustments for the year ended December 31, 2010 and the period ended September 30, 2011 reflect the depreciation and amortization expense resulting from the Homeland Portfolio acquired on December 27, 2011. Such depreciation and amortization expense was based on a preliminary purchase price allocation of approximately $12.2 million to land, approximately $3.1 million to site improvements, approximately $63.3 million to building, and approximately $1.4 million to intangible assets. Depreciation expense on the purchase price allocated to building is recognized using the straight-line method over a 35-year life and the depreciation for the site improvements are recognized straight-lined over a 10-year life. Amortization expense on the purchase price allocated to intangible assets is recognized using the straight-line method over an estimated 9-month life. The purchase price allocation, and therefore depreciation and amortization expense, is preliminary and is subject to change.

STRATEGIC STORAGE TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Year Ended December 31, 2010 and Period Ended September 30, 2011

(4)	Adjustments for the year ended December 31, 2010 and period ended September 30, 2011 reflect the expensing of acquisition-related transaction costs, consisting of acquisition expenses paid to affiliates of $2 million and $2 million, respectively and other property acquisition expenses of $427,770, and $234,445, respectively which are required to be expensed as incurred under GAAP. The difference in the adjustment for other property acquisition expenses is attributable to approximately $193,000 of acquisition expenses incurred and expensed by the Company in accordance with GAAP as of September 30, 2011.

(5)	Adjustments reflect the interest expense on debt financing based on the terms of the KeyBank Credit Facility and the outstanding amounts related to the Homeland Portfolio as well as the Bridge Loan. The interest rate assumed was based on the initial variable interest rate, as appropriate. Under the terms of the Bridge Loan, the principal must be repaid in full by August 31, 2012. Included in the adjustment for the period ended December 31, 2010 and September 30, 2011, respectively, was approximately $730,000 and $730,000 of interest expense related to the temporary financing provided by the Bridge Loan.

(6)	Adjustments reflect the amortization of the deferred financing costs related to the KeyBank Credit Facility and the outstanding amounts related to the Homeland Portfolio as well as the Bridge Loan. Included in the adjustment for the period ended December 31, 2010 and September 30, 2011, respectively, was approximately $985,000 and $985,000 of deferred financing amortization related to the temporary financing provided by the Bridge Loan.

(7)	Minority interest is adjusted based on the additional pro forma earnings and the pro forma shares outstanding. Such adjustments were based upon a calculation of pro forma net income and pro forma shares outstanding.

(8)	The pro forma weighted average shares outstanding were computed based on the weighted average number of shares outstanding during the period adjusted to give effect to the shares assumed to be issued had the acquisition been completed on January 1, 2010 or January 1, 2011, as applicable. Such adjustments to the weighted average shares outstanding were necessary as the terms of the Bridge Loan are such that the principal is required to be repaid over eight months. As such, we reflected interest expense based on such terms and assumed that additional equity was issued to satisfy the requisite principal payments on the Bridge Loan.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC STORAGE TRUST, INC.

Date: March 13, 2012	By:	/s/ Michael S. McClure
Michael S. McClure
Executive Vice President and Chief Financial Officer